                            SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14a INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission Only
                                                    (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                             THOR INDUSTRIES, INC.
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):



--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:


--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.


--------------------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.


     (1) Amount Previously Paid:


--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:


--------------------------------------------------------------------------------
     (3) Filing Party:


--------------------------------------------------------------------------------
     (4) Date Filed:

                             THOR INDUSTRIES, INC.
             419 West Pike Street - Jackson Center, Ohio 45334-0629




                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            ------------------- DECEMBER 6, 1999-------------------

The 1999 Annual Meeting of Stockholders of Thor Industries, Inc., (the "Company") will be held at 230 Park Avenue, Suite 618, New York, N.Y., on December 6, 1999, at 1:00 p.m., local time, for the purpose of considering and voting upon the following:

            (1)  The election of three directors; and

            (2) Such other business as may properly come before the meeting or any adjournment of the meeting.

Stockholders of record at the close of business on October 20, 1999, will be entitled to notice and to vote at the meeting.

The Company does not expect that representatives of Deloitte & Touche LLP, its principal independent accountants, will be present at the meeting and be available in person to respond to questions. However, such representatives will be available during the meeting by telephone to respond to any stockholder questions that may be asked.



   IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND
                  RETURN YOUR PROXY CARD AS SOON AS POSSIBLE.


                                   By Order of the Board of Directors,

                                   Walter L. Bennett
                                   Secretary
October 29, 1999

                             THOR INDUSTRIES, INC.
             419 West Pike Street o Jackson Center, Ohio 45334-0629

PROXY STATEMENT-----------------------------------------------------------------

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Thor Industries, Inc., (the "Company") for use at the 1999 Annual Meeting of Stockholders to be held at 230 Park Avenue, Suite 618, New York City, on December 6, 1999, at 1:00 p.m., local time, (the "Meeting"), and any adjournment thereof. The cost of such solicitation is being borne by the Company. This proxy statement and accompanying form of proxy have been provided to stockholders as of October 29, 1999.

A proxy in the form accompanying this proxy statement that is properly executed, duly returned to the Company and not revoked prior to the Meeting will be voted in accordance with instructions contained therein. If no instructions are given with respect to the proposals to be voted upon, proxies will be voted in favor of such proposals. Each proxy may be revoked by a stockholder at any time until exercised by giving written notice to the Secretary of the Company, by voting in person at the Meeting, or by submitting a later-dated proxy.

The Common Stock of the Company constitutes its only outstanding security entitled to vote on the matters to be voted upon at this meeting. Each share of Common Stock entitles the holder to one vote. Only stockholders of record at the close of business on October 20, 1999, are entitled to notice of and to vote at the Meeting or any adjournment thereof. As of that date, 12,139,660 shares of common stock were outstanding. The presence, in person or by proxy, of the holders of a majority of all the issued and outstanding Common Stock is necessary to constitute a quorum at the Meeting.

Abstentions and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

In accordance with the By-laws of the Company and the Delaware General Corporation Law a plurality of the votes duly cast is required for the election of directors. Under the Delaware General Corporation Law, although abstentions and broker non-votes are deemed to be present for the purpose of determining whether a quorum is present at a meeting, abstentions and broker non-votes are not deemed to be a vote duly cast. As a result, abstentions and broker non-votes will not be included in the tabulation of voting results with respect to Proposal #1, and therefore with respect to such matters abstentions and broker non-votes do not have the effect of votes in opposition.

A copy of the Company's Annual Report for the fiscal year ended July 31, 1999, ("fiscal 1999") is being sent to each stockholder of record herewith. The Annual Report is not to be considered a part of this proxy soliciting material.

PROPOSAL #1
ELECTION OF DIRECTORS-----------------------------------------------------------

The Company's Board of Directors consists of six members. Three Directors are to be elected at the annual meeting. In accordance with the Certificate of Incorporation of the Company as amended in 1987, one Class A director, Mr. Thompson, has decided to stand for re-election. In addition, Messrs. Chrisman and Suwinski, who were appointed directors in July 1999, have decided to stand for election as Class C and Class A directors respectively. Following such elections Mr. Thompson's term of office will extend through the annual meeting in 2002, Mr. Chrisman's office will extend through the annual meeting in 2000, and Mr. Suwinski's term of office will extend through the annual meeting in 2002.

The persons named in the enclosed proxy intend to vote FOR the election of the nominee listed below. In the event that a nominee becomes unavailable for election (a situation the Company's management does not now anticipate), the shares represented by proxies will be voted, unless authority is withheld, for such other persons as may be designated by management.

The nominees are now directors of the Company and have continuously served since their first election or appointment to the Board.

                                                                                                      FIRST YEAR
    NOMINEE                 AGE   PRINCIPAL OCCUPATION                                                AS DIRECTOR
-------------------------------------------------------------------------------------------------------------------------
  Wade F. B. Thompson       59    Chairman, President, Chief Executive Officer of the Company            1980
-------------------------------------------------------------------------------------------------------------------------
  Neil D. Chrisman          62    Retired Managing Director of J.P. Morgan & Co.                         1999
-------------------------------------------------------------------------------------------------------------------------
  Jan H. Suwinski           58    Professor of Business Operations, Samuel Curtis Johnson                1999
                                  Graduate School of Management, Cornell University

The Company recommends that you vote FOR proposal #1.

BUSINESS EXPERIENCE OF DIRECTORS AND EXECUTIVE OFFICERS
--------------------------------------------------------------------------------

Wade F. B. Thompson, age 59, has been the President and Chief Executive Officer and a Director of the Company since its founding in 1980. He currently serves as Chairman, President, Chief Executive Officer and Director of the Company.

Peter B. Orthwein, age 54, has served as Treasurer and a Director of the Company since its founding in 1980. He currently serves as Vice Chairman, Treasurer and Director of the Company.

Walter L. Bennett, age 53, has been with Airstream since July 1977. He became Vice President, Finance, of Airstream, Inc., in September 1980; Vice President, Finance, of the Company in September 1983; Chief Administrative
Officer/Secretary of the Company in November 1985, Senior Vice President of the Company in February, 1989, and Chief Financial Officer in March 1999.

Clare G. Wentworth, age 60, has been with the Company since April 1991, as its Vice President, Purchasing. He became Senior Vice President of the Company in March 1993.

Neil D. Chrisman, age 62, who was appointed a director in July 1999, is a retired Managing Director of J.P. Morgan & Co.

Alan Siegel, age 64, who became a Director in September 1983, is an attorney and has been practicing law for more than five years. Mr. Siegel is a Director of The Wet Seal, Inc., and Ermenegildo Zegna Corporation.

Jan H. Suwinski, age 58, who was appointed a Director in July 1999, is Professor of Business Operations at the Samuel Curtis Johnson Graduate School of Management, Cornell University, and former chairman of Siecor, a Siemens/Corning joint venture.

William C. Tomson, age 63, who became a Director in June 1988, is President of Board Member, Inc.

BOARD OF DIRECTORS, COMMITTEES AND ATTENDANCE AT MEETING------------------------

Three classes of directors of the Company were elected at the Annual Meeting in 1987 to hold office until the annual meeting of stockholders in the year in which their class term expires and until their successors have been duly elected and qualified. The Company's by-laws provide that the Board of Directors may increase the number of directors up to a maximum of 15.

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall management of the business of the Company. Members of the Board are kept informed of the Company's performance by various reports sent to them at regular intervals by management, as well as by operating and financial reports presented by management at Board meetings. The entire Board met or took action by unanimous consent 5 times during fiscal 1999.

The Stock Option Committee of the Board is composed of Messrs. Siegel and Tomson; Messrs. Chrisman, Suwinski, and Tomson constitute the Audit Committee. The Stock Option Committee met once during fiscal 1999. The Audit Committee met twice during fiscal 1999. The Company does not have a standing nominating or compensation committee.

The principal functions of the Stock Option Committee are to grant options, determine which employees and other individuals performing substantial service for the Company may be granted options, and determine the rights and limitations attendant to options granted under the Company's 1988 and 1999 Stock Option Plans. The principal functions of the Audit Committee are to recommend engagement of the Company's independent public accountants and to maintain communications among the Board of Directors, such independent public accountants and the Company's internal accounting staff with respect to accounting and auditing procedures, the implementation of recommendations by such independent accountants, the adequacy of the Company's internal controls and related matters.

Directors who are not employees of the Company are paid $6,000 per directors' meeting attended, plus expenses. No separate compensation is paid for attendance at committee meetings.

OWNERSHIP OF COMMON STOCK-------------------------------------------------------

The following table sets forth certain information regarding the Common Stock owned as of October 20, 1999, by each person known by the Company to be the beneficial owner of more than five percent (5%) of the Common Stock, by all directors, and executive officers and directors of the Company as a group.

                                                                  BENEFICIAL OWNERSHIP (1)
NAME AND ADDRESS OF BENEFICIAL OWNER                                  NUMBER OF SHARES                   PERCENT
------------------------------------                                  ----------------                   -------
Wade F. B. Thompson......................................................4,546,930  (2)...............   37.5%
419 West Pike Street
Jackson Center, Ohio  45334-0629
Peter B. Orthwein..........................................................647,200  (3) (4) (5).........  5.3%
419 West Pike Street
Jackson Center, Ohio  45334-0629
Walter L. Bennett............................................................2,625
419 West Pike Street
Jackson Center, Ohio  45334-0629
Clare G. Wentworth...........................................................4,050
419 West Pike Street
Jackson Center, Ohio  45334-0629
Alan Siegel................................................................464,062  (6)
419 West Pike Street
Jackson Center, Ohio  45334-0629
Neil D. Chrisman.............................................................1,000
419 West Pike Street
Jackson Center, Ohio  45334-0629
Jan H. Suwinski..............................................................2,000
419 West Pike Street
Jackson Center, Ohio  45334-0629
William C. Tomson............................................................5,250
419 West Pike Street
Jackson Center, Ohio  45334-0629
First Pacific Advisors, Inc..............................................1,449,750  (7)................  11.9%
1140 West Olympia Blvd.
Los Angeles, CA 90064
Royce & Associates, Inc....................................................653,900  (8)................   5.4%
1414 Avenue of The Americas
New York, New York 10019
Alldirectors and executive officers as a group (eight persons)...........5,673,117  (9)................  46.7%

     (1) Except as otherwise indicated, the persons in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
     (2) Does not include 295,312 shares owned of record by a trust for the benefit of Mr. Thompson's children, of which Mr. Siegel is sole trustee.
     (3) Does not include 168,750 shares owned of record by a trust for the benefit of Mr. Orthwein's children, of which Mr. Siegel is co-trustee and as to which he does not have sole voting power.
     (4) Includes 11,650 shares owned by Mr. Orthwein's wife, 30,000 shares owned of record by a trust for the benefit of Mr. Orthwein's children, of which Mr. Orthwein is a trustee, 7,500 shares owned of record by a trust for the benefit of Mr. Orthwein's half brother, of which Mr. Orthwein is a trustee, and 28,200 shares of record owned by Mr. Orthwein's minor children for which Mrs. Orthwein acts as custodian.
     (5) Does not include 17,100 shares owned of record by Mr. Orthwein's adult children, as to which Mr. Orthwein disclaims beneficial ownership.
     (6) Includes 295,312 shares and 168,750 shares as noted in footnotes 2 and 3 above. Mr. Siegel disclaims beneficial ownership of such shares.
     (7) Based on Schedule 13G filed by First Pacific Advisors, Inc., on February 12, 1999.
     (8) Based on Schedule 13G filed by Royce & Associates, Inc., on February 9, 1999.
     (9) Includes 295,312 shares and 168,750 shares as noted in footnotes 2 and 3 above.

EXECUTIVE OFFICERS' COMPENSATION------------------------------------------------

Information is furnished below concerning the compensation of the President and Chief Executive Officer and the three highest paid executive officers of the Company who earned more than $100,000 in salary and bonuses for the last three fiscal years.

                                         SUMMARY COMPENSATION TABLE
                                                  ANNUAL                     LONG-TERM                 ALL OTHER
                                                  ------                     ---------                 ---------
                                               COMPENSATION                COMPENSATION              COMPENSATION
                                               ------------                ------------              ------------
                                                                                                        (2) (5)

                                                                                   SECURITIES
                                                                                   ----------
                                                                           INCENTIVE
                                                                              STOCK       RESTRICTED
NAME AND PRINCIPAL POSITION             YEAR      SALARY    BONUS (1)    OPTIONS (#)(3)  STOCK (#)(4)
Wade F. B. Thompson                     1999   $ 200,000   $ 430,000            --                      $184,125
Chairman, President,                    1998     200,000     200,000            --                       184,585
Chief Executive Officer                 1997     200,000     360,000            --                       185,144
-------------------------------------------------------------------------------------------------------------------------
Peter B. Orthwein                       1999    $ 70,000   $ 210,000            --                      $ 41,822
Vice Chairman, Treasurer                1998      70,000     100,000            --                        41,908
                                        1997      70,000     200,000            --                        41,576
-------------------------------------------------------------------------------------------------------------------------
Walter L. Bennett                       1999    $ 90,000   $ 350,000            --            750       $ 21,496
Senior Vice President                   1998      75,000     280,000         5,000          1,125         17,947
Chief Financial Officer/Secretary       1997      75,000     247,000        10,000             --             --
-------------------------------------------------------------------------------------------------------------------------
Clare G. Wentworth                      1999    $ 90,000   $ 345,000            --            750       $ 25,739
Senior Vice President                   1998      75,000     310,000         5,000          1,125         21,614
                                        1997      75,000     282,000        10,000             --             --
-------------------------------------------------------------------------------------------------------------------------

     (1) Messrs. Bennett's, Wentworth's, Thompson's and Orthwein's bonuses are discretionary and depend on the Company's profits.

     (2) The Company and Messrs. Thompson and Orthwein entered into a split-dollar life insurance arrangement effective March 18, 1993, under which the Company assists Messrs. Thompson and Orthwein in purchasing whole life insurance on their lives and that of their wives. Under the arrangement Messrs. Thompson and Orthwein pay a portion of the premiums based upon certain Internal Revenue standards and the Company advances the balance of the premiums. The Company is entitled to repayment of the amounts it advances, without interest, upon the occurrence of certain events, including the buildup of the policy's cash surrender value or upon the payment of the death benefit under the policy.

     (3) Messrs. Bennett and Wentworth were granted options to purchase shares pursuant to the Thor Industries, Inc. 1988 Incentive Stock Plan at a purchase price of $21.50 per share. Options are exercisable on a one-third basis on May 1, 1998, 1999 and 2000. On April 6, 1998, a 3-for-2 stock split increased the amount of options and reduced the purchase price accordingly to $14.33 per share.

     (4) Messrs. Bennett and Wentworth currently hold restricted stock shares granted under the Thor Industries, Inc. restricted Stock Plan of 1,875 shares each. The value of said shares based on market price at date of grant, is $39,796 each for Messrs. Bennett and Wentworth.

     (5) Messrs. Bennett and Wentworth were credited with supplemental deferred compensation earned under the Company's Select Executive Incentive Plan. The amounts credited to each executive shall vest and be payable six years after the effective date of such eligible executive's participation; provided however, that the amount shall vest immediately upon death or age 65.

RESTRICTED STOCK PLAN

The Company has adopted the Thor Industries, Inc., Restricted Stock Plan (the "Stock Plan") effective September 29, 1997. The Stock Plan is administered by the Option Committee. Only Non-Employee Directors (as such is defined in Rule 16b-3 of the Securities Exchange Act of 1934) shall be eligible to serve as members of the Option Committee. The Stock Plan is intended to advance the interests of the Company, its stockholders, its subsidiaries and its affiliates by encouraging and enabling inside directors, officers and other employees to acquire and retain a proprietary interest in the Company by ownership of its stock.

The total number of shares available for grants under the Stock Plan may not exceed 150,000 subject to adjustment in certain circumstances and subject to increase by the Board of Directors. Subject to adjustment, no more than 100,000 shares may be granted in any one calendar year. If a grant, or any portion thereof, is forfeited, the forfeited shares will be made available again for grants under the Stock Plan. The Option Committee may, at any time and from time to time, make grants to such participants and in such amounts as it shall determine. Each grant shall be made pursuant to a written instrument which must be executed by the grantee in order to be effective. The Board of Directors may at any time suspend or terminate the Stock Plan or any portion thereof or may amend it from time to time in such respects as the Board may deem to be in the best interests of the Company.

SELECT EXECUTIVE INCENTIVE PLAN

The Company has adopted the Thor Industries, Inc. Select Executive Incentive Plan (the "Incentive Plan") effective September 29, 1997. The Incentive Plan is administered by an Administrative Committee (the "Administrative Committee") which shall be appointed by the Compensation Committee of the Board of Directors of the Company (or the Board of Directors acting as such). The purpose of the Incentive Plan is to provide its eligible executives with supplemental deferred compensation in addition to the current compensation earned under the Company's Management Incentive Plan. It is intended that the Incentive Plan shall constitute an unfunded deferred compensation arrangement for the benefit of a select group of management or highly compensated employees of the Company and its designated subsidiaries and affiliates.

The Compensation Committee will designate those employees of the Company (which include employees of any subsidiary or affiliate thereof) and members of the Board of Directors of the Company who will be eligible executives under the Incentive Plan. For each year of participation, each eligible executive shall be credited with the amount(s), if any, determined by the Compensation Committee. The amount to be credited to any eligible executive shall be determined in the sole discretion of the Compensation Committee. The amount(s) will be credited to an account maintained for each eligible executive, which will also be credited with earnings and losses as if the amounts were invested in specific investment funds selected by the Administrative Committee (or by the eligible executive if the Administrative Committee establishes a procedure permitting the eligible executive to credit his or her account with respect to the results of one or more of the index funds selected by the Administrative Committee). The Administrative Committee is not obligated to comply with the investment request of an eligible executive, and retains the sole discretion regarding the decision to credit earnings with regard to the results of the index funds selected by any eligible executive. The amount(s) credited to the account of an eligible executive shall vest and be payable six years after the effective date of such eligible executive's participation; provided, however, that the amounts vest immediately upon death or age 65. The Incentive Plan contains non-competition and non-solicitation provisions which prohibit eligible executives from competing with the Company within the United States or Canada during the term of such eligible executive's participation and for a period of eighteen months after termination of employment with the Company for any reason. Non-compliance with such provisions will result in 100% forfeiture of vested benefits.

The Company may establish a trust for payment of benefits under the Incentive Plan; such trust shall be a grantor trust for tax purposes. Payment of benefits will generally by made following termination of employment in one of the following forms: (a) lump sum; (b) substantially equal annual installments for five years; (c) substantially equal installments for ten years; or (d) any other actuarially equivalent form approved by the Administrative Committee.

PERFORMANCE GRAPH

The performance graph set forth below compares the cumulative total stockholder returns on Thor's Common Stock (assumes $100 invested on July 31, 1994, and that all dividends are reinvested) against the cumulative total returns of the Standard and Poor Corporation's S&P 500 composites stock price index (S&P 500) and a "Peer Group" of companies selected by Thor whose primary business is recreation vehicles or mid-size buses for the five year period ended July 31, 1999. The peer group consists of the following companies: Coachmen Industries, Inc.; Fleetwood Enterprises, Inc.; Winnebago Industries, Inc., and Metrotrans Corporation. The Company cautions that stock price performance noted below should not be considered indicative of potential future stock price performance.

SUMMARY OF TOTAL RETURN (IE. GRAPH DATA)
                   7/29/94        7/31/95        7/31/96        7/31/97        7/31/98        7/30/99
               ========================================================================================
Thor Industri       100.00          86.80          87.81         117.64         178.90         212.94
Peer Group          100.00          99.40         175.46         196.53         245.92         236.78
S&P 500 Co          100.00         122.65         139.65         208.24         244.55         289.95

COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Company does not have a separate compensation committee, as the Board of Directors performs the function of a compensation committee. The Board of Directors of the Company has decided that compensation of management personnel should be based upon profitability. Thus, management is provided with incentive based compensation consisting generally of 12% to 18% of their division's pre tax profits in excess of targets established by the Company's Chief Executive Officer. The Board of Directors has established relatively low fixed salaries for Messrs. Thompson and Orthwein, since, as large stockholders, they believe that their interests are best served by enhanced value of the Company's stock rather than high salaries.

The Board of Directors of the Company makes the determinations concerning executive officer compensation. Messrs. Thompson and Orthwein, each a named executive officer of the Company, participated in the deliberations concerning executive officer compensation.

         Wade F. B. Thompson        Alan Siegel
         Peter B. Orthwein          Jan H. Suwinski
         Neil D. Chrisman           William C. Tomson

CERTAIN RELATIONS AND TRANSACTIONS WITH MANAGEMENT

Messrs. Thompson and Orthwein own Hi-Lo Trailer Co. and the controlling interest in TowLite, Inc., which produce and sell telescoping travel trailers. Management believes that such trailers are a distinct product line within the recreation vehicle industry and do not compete directly with any products manufactured or sold by the Company.

Messrs. Thompson and Orthwein own all the stock of Cash Flow Management, Inc. The Company pays Cash Flow a management fee of $96,000 per annum, which is used to defray expenses, including rent of an office used by Messrs. Thompson and Orthwein.

Alan Siegel, a director of the Company, is a member of the law firm Akin, Gump, Strauss, Hauer & Feld, L.L.P., which provides outside counsel to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

The federal securities laws require the filing of certain reports by officers, directors and beneficial owners of more than ten percent (10%) of the Company's securities with the Securities and Exchange Commission and the New York Stock Exchange. Specific due dates have been established and the Company is required to disclose in this Proxy Statement any failure to file by these dates. Based solely on a review of copies of the filings furnished to the Company, or written representations that no Form 5's were required, the Company believes that all filing requirements were satisfied by each of the Company's officers, directors and ten percent (10%) stockholders.

STOCKHOLDER PROPOSALS

Proposals by stockholders that are intended to be presented at the 2000 Annual Meeting must be received by the Company on or before July 1, 2000.

Notice of a shareholder proposal submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, which are not received on or before September 14, 2000, will be considered untimely. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with applicable requirements.

OTHER MATTERS

Management knows of no other matters that will be presented for consideration at the meeting. However, if any other matters are properly brought before the meeting, it is the intention of the persons named in the proxy to vote the proxy in accordance with their best judgement.

                                             By Order of the Board of Directors,



                                             WALTER L. BENNETT
                                             Secretary

FORM 10-K-----------------------------------------------------------------------

The Company's Form 10-K annual report for fiscal 1999 can be inspected at the principal office of the Securities and Exchange Commission (the "Commission") at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such report can be obtained from the Commission at prescribed rates. The Company's Form 10-K annual report for fiscal 1999 is also available at the Commission's web site at http://www.sec.gov. The Company will furnish stockholders with a copy of its Form 10-K annual report upon written request to the Secretary, Thor Industries, Inc., 419 West Pike Street, PO Box 629, Jackson Center, Ohio 45334-0629.

                                      THOR
                                ----------------
                                INDUSTRIES, INC.
    419 West Pike Street - Jackson Center, Ohio 45334-0629 - (937) 596-6849

PROXY                                                                      PROXY

                             THOR INDUSTRIES, INC.
                ANNUAL MEETING OF STOCKHOLDERS, DECEMBER 6, 1999

     The undersigned stockholder of Thor Industries, Inc. hereby appoints WADE F.B. THOMPSON and PETER B. ORTHWEIN, or each of them, with power of substitution and revocation to each, as proxies to appear and vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on December 6, 1999 and any adjournments thereof, hereby revoking any proxy heretofore given, notice of which meeting and related proxy statement have been received by the undersigned.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                 (Continued and to be signed on reverse side.)

[                                                                              ]

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND SHALL BE VOTED AS SPECIFIED HEREIN, IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL #1.

1a. ELECTION OF DIRECTORS (CLASS A, TERM EXPIRES 2002):
    Nominees: 01-Wade F.B. Thompson
              02-Jan H. Suwinski

FOR       WITHHOLD
ALL          ALL         FOR ALL (Except Nominee(s) written below)
[ ]          [ ]           [ ]
                                   ---------------------------------------------

1b. ELECTION OF DIRECTORS (CLASS C, TERM EXPIRES 2000):
    Nominee: 03-Neil D. Chrisman

FOR       WITHHELD
[ ]         [ ]                 2. In their discretion, upon the transaction of
                                   such other business as may come before
                                   the meeting.

                                Dated:                                 , 1999
                                      --------------------------------

                                Signature(s)                           (L.S.)
                                            --------------------------

                                                                       (L.S.)
                                --------------------------------------
                                  (Stockholder(s) should sign here
                                   exactly as name appears hereon)


                        -     FOLD AND DETACH HERE     -

                            YOUR VOTE IS IMPORTANT.

            PLEASE MARK, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE